LEASE AGREEMENT

              THIS LEASE AGREEMENT, made and entered into as of this 11th day of February, 1997, by and between KERSTEN RANDOLPH STREET PROPERTY, an Illinois general partnership (hereinafter referred to as "Landlord"), and MID-WEST AUTOMATION ENTERPRISES, INC., an Illinois corporation (hereinafter referred to as "Tenant"):

                              W I T N E S S E T H:

     1. Premises and Term. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant, if more than one, then jointly and severally, hereby accepts and leases from
Landlord, that certain one-story industrial building commonly known as 1275 Barclay Boulevard, Buffalo Grove, Illinois 60089, which consists of approximately 63,240 square feet ("Building"), together with the real property upon which the same is situated ("Property"), and the use of the parking spaces situated on the Property, together with all rights, privileges, easements, appurtenances and immunities belonging, or pertaining thereto, (all of the foregoing are hereinafter collectively referred to as the "Premises"), all as more fully described on the Site Plan attached hereto as Exhibit A.

     A. Tenant shall have and hold the Premises for a term commencing on February 1, 1997, or such earlier date as Tenant is permitted to gain access to all or a portion of the Premises ("Commencement Date") and ending on July 31, 2003, unless sooner terminated or extended pursuant to any provision hereof ("Term").

     B. If this Lease shall be in full force and effect on the date of the Option Notice, as hereinafter defined, and on the last day of the Term, and if Tenant shall not then be in default of any of its obligations under this Lease, then, at the option of Tenant by written notice to Landlord, the Term of this Lease may be extended beyond the Term for one additional term of five (5) years ("Extended Term"). Tenant shall only have the right to exercise the aforementioned option by written notice ("Option Notice") to Landlord at any time from the date hereof to the date which is one hundred eighty (180) days before the expiration of the Term. If not so exercised, the option shall lapse. The Extended Term shall be on the same terms, covenants, agreements, provisions, conditions and limitations as contained in this Lease Agreement.

     2. Base Rent and Security Deposit.

     A. Tenant agrees to pay to Landlord for the use and occupancy of the Premises in lawful money of the United States monthly base rent for the entire term hereof in accordance with the following schedule:

                                      Term

               February 1, 1997 to and  including  January 31,
               1998 - $29,512.00 per  month


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               February 1, 1998 to and  including  January 31,
               1999 - $30,249.83 per month

               February 1, 1999 to and  including  January 31,
               2000 - $30,987.58 per month

               February 1, 2000 to and  including  January 31,
               2001 - $31,778.08 per month

               February 1, 2001 to and  including  January 31,
               2002 - $32,568.58 per month

               February 1, 2002 to and including  July 31,
               2003 - $33,411.83 per month

                                  Extended Term

              August 1, 2003 to and including July 31, 2004: An amount per month equal to the greater of (i) the monthly rent payable in July, 2003 and (ii) the sum of $29,512.00 multiplied by a fraction, the numerator of which is the Consumer Price Index ("CPI"), as defined below, for the month of July, 2003, and the denominator of which is the CPI for the month of January, 1997.

              August 1, 2004 to and including July 31, 2005: An amount per month equal to the monthly rent payable in July, 2004, increased by three percent (3%).

              August 1, 2005 to and including July 31, 2006: An amount per month equal to the monthly rent payable in July, 2005, increased by three percent (3%).

              August 1, 2006 to and including July 31, 2007: An amount per month equal to the monthly rent payable in July, 2006, increased by three percent (3%).

              August 1, 2007 to and including July 31, 2008: An amount per month equal to the monthly rent payable in July, 2007, increased by three percent (3%).

     B. For purposes hereof, the "CPI" shall mean the Consumer Price Index - All Urban Consumers (CPI-V) Chicago-Gary-lake Co., Illinois-Indiana-Wisconsin All Items (1982-1984 = 100) published by the Bureau of Labor Statistics of the Department of Labor. If the manner in which the CPI is determined by the Bureau of Labor Statistics shall be revised, an adjustment shall be made in such revised index which would produce results equivalent, as nearly as possible, to those which would have been obtained if the CPI had not been so revised. If the CPI becomes unavailable, Landlord and Tenant shall substitute therefor a comparable index

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based upon  changes in the cost of living or  purchasing  power of the  consumer dollar published by any other governmental agency, major bank or other financial institution, university or recognized financial publication.

     C. Rent shall be payable monthly, in advance. The first monthly installment shall be due and payable without demand concurrent with the execution hereof and subsequent monthly installments shall be due and payable on or before the first
(1st) day of each calendar month during the Term and any extensions or renewals thereof. It is the intent of the parties hereto that, to the extent permitted by law, Tenant's covenant to pay the amounts due Landlord hereunder shall be independent of all other covenants in this Lease and Tenant shall not be entitled to set off amounts due it from Landlord from any payments due Landlord hereunder.

     D. In addition, Tenant shall deposit with Landlord on the date hereof the sum of TWENTY NINE THOUSAND FIVE HUNDRED TWELVE AND NO/100 DOLLARS ($29,512.00), which sum shall be held by Landlord, in a non-segregated account, without obligation for interest, as security for the full, timely and faithful performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any Event of Default, as hereinafter defined, by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by any event of Tenant's default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant after termination of this Lease within ten (10) business days after Landlord shall have determined that all Tenant's obligations under this Lease have been fulfilled. Subject to the other terms and conditions contained in this Lease, if the Premises are conveyed by Landlord, said deposit may be turned over to Landlord's, or its successor's grantee, and if so and upon an undertaking by such grantee to fulfill Landlord's obligations hereunder and acknowledgment of receipt of the security deposit, Tenant hereby releases Landlord, or its successor, as the case may be, from any and all liability with respect to said deposit and its application or return arising subsequent to such transfer.

     E. The foregoing base rent schedule notwithstanding, Tenant's obligation to pay base rent to Landlord shall abate for the period starting on the Commencement Date and ending March 31, 1997 ("Abatement Period"). The payment of base rent for the month in which the Abatement Period ends shall be prorated based on the number of days remaining in the month.


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     3. Use. The Premises shall be continuously used by Tenant, but only for the
purpose  of  manufacturing  and  warehousing   high-speed  automated  production
equipment, general office use relating to same, and for such other lawful purposes (expressly excluding retail) as may be incidental thereto and expressly permitted by Landlord, in writing. Tenant shall, at its own cost and expense, obtain any and all licenses and permits necessary for any such use. The parking of automobiles, trucks or other vehicles in the areas not specifically designated herein (including, without limitation, overnight parking of trucks and other vehicles) are prohibited without Landlord's prior written consent. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy thereof, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances (other than those of a third party) in or upon or connected with, Tenant's use of the Premises, all at Tenant's sole expense. If, as a result of any change in the governmental laws, ordinances and regulations, the Premises must be altered to lawfully accommodate Tenant's use and occupancy thereof, such alterations shall be made only with the reasonable consent of Landlord, but the entire cost thereof shall be borne by Tenant; provided, that, the necessity of Landlord's consent shall in no way create any liability against Landlord for failure of Tenant to comply, or alter the Premises to comply, with such laws, ordinances and regulations. Tenant hereby assumes the obligation to maintain the Premises, at its sole cost and expense, in compliance with the Americans With Disabilities Act, only to the
extent  Tenant's  use  triggers   compliance,   and  subject  to  the  foregoing
provisions, alter the Premises to comply with same.

     Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the Building or unreasonably interfere with such tenants, use of their respective premises or permit any use which would adversely affect the reputation of the Building. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable. Tenant will not permit the Premises to be used for any purpose, or in any manner which would render the insurance thereon void or increase the insurance rate thereof, and Tenant shall immediately cease and desist from such use, paying all costs and expenses resulting from such improper use.

     4.   Taxes.

     A. Beginning on the Commencement Date and continuing throughout the Term and any extensions or renewals thereof, Tenant shall pay Landlord, as additional rent, Tenant's proportionate share of Taxes, as hereinafter defined, on, or relating to, the Premises. The term "Taxes" shall mean and include the total of all taxes and assessments, general and special, ordinary and extraordinary, foreseen and unforeseen, including assessments for public improvements and betterments,

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assessed,  levied or imposed  with  respect to the  Premises,  the  Building and improvements included therein, sewer rents, rates and charges, transit taxes, taxes on rents, leases or subleases or on the privilege of leasing or subleasing which may now or hereafter be levied or assessed (but not necessarily payable) during the Term or any extension or renewal thereof. The term "Taxes" also includes all fees, costs and expenses (including attorneys' fees and court costs) paid or incurred by Landlord in seeking or obtaining any refund or reduction of Taxes whether or not successful.

     B. If at any time during the Term and any extensions or renewals thereof, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the Premises during the Term or any extension thereof, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof.

     C. Tenant shall pay Landlord, in advance, Tenant's proportionate share of Landlord's estimate of Taxes, in equal monthly installments concurrent with the monthly installment of base rent. Upon the issuance of bills for Taxes, from time to time, Landlord may adjust such estimated payments if Landlord determines that the amount paid by Tenant will not be sufficient to cover its proportionate share of Taxes actually incurred in that year. Tenant's obligation to pay its proportionate share of Taxes shall survive the termination of this Lease. Landlord and Tenant agree that the initial estimated monthly tax installments shall be $7,905.00 based on Landlord's initial estimate of $1.50 per square foot. Landlord shall deposit the foregoing payments in an interest-bearing account. All interest earned shall be applied by Landlord towards Tenant's share of the Taxes.

     D. Any payment to be made pursuant to this Paragraph with respect to Taxes in a year in which this Lease commences or terminates shall be prorated.

     5. Landlord's Maintenance and Repairs. Landlord shall, at its expense, maintain in good repair, reasonable wear and tear excepted, the roof (including skylights, if any) and only the foundation and the structural soundness of the structural walls of the Building. Tenant shall immediately give Landlord written notice of any defect or need for repairs in any of the foregoing, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord shall begin taking steps to cure such defect within ten (10) days of receipt of such notice from Tenant. Landlord's liability with respect to any defects, repairs, or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. The term "walls" as used herein shall not include, windows, glass or plate glass, doors, special store fronts or office entries. Landlord represents as of the date hereof, to its actual knowledge, that the roof and foundation of the Building are free from leakage.

     6. Tenant's Repairs.

     A. Tenant shall at its own cost and expense keep and maintain all parts of the Premises, including the parking spaces, leased to Tenant hereunder, and the real estate on which the Building is located, including any areas shared in common with other tenants of the Building, for which Landlord is not expressly responsible under the terms of this Lease, in good condition, promptly making all necessary and desirable repairs and replacements (except to the extent replacements with a useful life in excess of five (5) years are installed during the last year of the Term, or in the event the Term is extended to include the Extended Term, then during the last year of the Extended Term only, Landlord shall pay the pro rata cost of such replacement after installation of same; Landlord's pro rata Cost being computed by multiplying the reasonable cost of the replacement times the useful life remaining after the Term or Extended Term divided by the useful life of the replacement), structural or nonstructural, with materials and workmanship of the same character, kind and quality as the original, including but not limited to, windows, glass and plate glass, doors, and special office entries, interior walls and finish work, floors and floor coverings, downspout, gutters, heating and air conditioning system, electrical systems and fixtures, sprinkler systems, loading docks, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination and regular removal of trash and debris. Tenant, as part of its obligations hereunder, shall keep the parking spaces leased to Tenant hereunder, driveways, alleys and the whole of the Premises in a clean and sanitary condition and shall perform or caused to be performed, landscape maintenance for the grounds around the Building, snow removal and plowing, and maintenance and repair of the parking areas, driveways and alleys which are part of the Premises. Tenant will, as far as possible, keep all parts of the Premises free from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way, Tenant will yield up the Premises to Landlord in good condition and repair, loss by fire or other casualty covered by insurance to be maintained by Landlord hereunder (but not excepting any damage to glass) and ordinary wear and tear not preventable by Tenant excepted.

     B. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

     C. Tenant and its employees, customer and licensees shall have the exclusive right to use the parking spaces located on the parking lot, driveways and alleys adjacent to the Building, to the extent such are part of the Premises and subject to such reasonable rules and regulations as Landlord may from time to time prescribe.

     D. Tenant shall, at its own cost and expense, repair any damage to the Premises resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, servants, employees, patrons, customers, or any other person entering upon the Premises as a result of Tenant's business activities or caused by Tenant's default hereunder.

     E. Tenant shall, at its own cost and expense, keep and maintain a maintenance contract for the HVAC unit or units and other heating and cooling systems and related equipment on the Premises. The maintenance contract shall be with a contractor and upon such terms and conditions as are reasonably acceptable to Landlord.

     7. Alterations. Tenant shall not make any alterations, additions or improvements to the Premises (including, without limitation, the roof and wall penetrations) without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good and workmanlike manner erect such shelves, bins, machinery, and other trade fixtures as it may deem advisable, without altering the basic character of the Premises or the Building or improvements and without overloading or damaging the Premises or such building or improvements, and in each case after complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the Premises to the original condition as of the commencement of the Term, ordinary wear and tear not preventable by Tenant excepted, by the date of termination of this Lease or upon earlier vacating of the Premises; provided, however, that if at such time Landlord so elects, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this Lease or upon earlier vacating of the Premises and title shall pass to Landlord under this Lease as if by a bill of sale. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this Lease if Tenant so elects, and shall be removed by the date of termination of this Lease or upon earlier vacating of the Premises if required by Landlord; upon any such removal Tenant shall restore the Premises to their original condition. All such removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the primary structure or structural utilities of the buildings and other improvements within which the Premises are situated. If Landlord shall, in its sole discretion, consent to any alterations, additions or improvements proposed by Tenant, Tenant shall construct the same in a good and workmanlike manner and in accordance with all governmental laws, ordinances, rules and regulations and shall, prior to construction, provide such assurances to Landlord, (including but not limited to, waivers of lien, surety company performance bonds and personal guaranties of companies or individuals of substance) as Landlord shall reasonably require to protect Landlord against any loss from any mechanics', laborers, or materialmen's liens, or other liens.

     8. Signs. With the consent and the prior written approval of Landlord of the sign to be installed and the location thereof, which consent shall not be unreasonably withheld, Tenant may install a sign on the Building at its sole cost and expense. The installation of such sign shall be done in a good and workmanlike manner, in compliance with all applicable governmental laws, ordinances, rules and regulations, and without damage to any trees, shrubbery or other landscaping. Tenant shall remove such sign upon termination of this Lease and repair, at its sole cost and expense, any damage caused by such removal in a good and workmanlike manner.

     9. Inspections. Landlord and Landlord's agents and representatives shall have the right, to enter and inspect the Premises at any reasonable time, upon reasonable prior notice, except in the case of an emergency, in which case no notice shall be necessary, for the following purposes: (i) to ascertain the condition of the Premises; (ii) to determine whether Tenant is diligently fulfilling Tenant's responsibilities under this Lease; (iii) to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease; or (iv) to do any other act or thing which Landlord deems reasonable to preserve the Premises, the Building and improvements of which the Premises are a part. Landlord shall use its best efforts not to interfere with the operation of Tenant's business when entering and inspecting the Premises. During the period that is six (6) months prior to the end of the term hereof and at any time Tenant is in default hereunder and such default remains uncured for at least ten (10) days, Landlord and Landlord's agent and representatives shall have the right to enter the Premises at any reasonable time and upon reasonable notice for the purpose of showing the Premises and shall have the right to erect on the Premises suitable signs indicating that the Premises are available for lease so long as such signage does not interfere with signage installed by Tenant pursuant to paragraph 8 above. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to the vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration. In the event Landlord fails to make such joint inspection after twice being requested to do so by Tenant, in writing, Tenant shall inspect the Premises after vacating the Premises and such inspection shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repair and restoration.

     10. Utilities. Landlord agrees to provide, at its cost and expense, water, electricity and telephone service connections to the perimeter of the Premises; but Tenant shall fully and promptly pay all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services under, on or for the Premises, including without limitation, Tenant's proportionate share, as determined by Landlord, of any central station signaling system installed in the Premises or the Building, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for said utilities to the extent same are not separately metered to Tenant. Tenant shall furnish all electric light bulbs, tubes and ballasts at its sole cost and expense. If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly metered with other premises as determined by Landlord, in its reasonable discretion, to be reasonable. Any such charges paid by Landlord and assessed against Tenant shall be payable to Landlord within thirty (30) days of receipt of a statement and supporting documentation and shall be considered additional rent hereunder. Except for the willful or grossly negligent acts of Landlord, Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises.

     11. Assignment and Subletting.

     A. Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises, whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, without the prior written consent of Landlord, which consent shall be based upon Landlord's reasonable subjective consent. Such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. In the event Tenant desires to sublet the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least thirty (30) days prior to the proposed commencement date of such subletting or assignment for the purpose of obtaining Landlord's written consent, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease and copies of financial reports and other relevant financial information of the proposed subtenant or assignee. Landlord shall respond to Tenant's request within ten (10) business days of its receipt of same. Failure of Landlord to respond within such time shall be deemed a denial of consent. Notwithstanding any permitted assignment or subletting or other conduct of Landlord, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an Event of Default, as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

     B. In addition to, but not in limitation of, Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice thereof within thirty (30) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Premises pursuant to this paragraph, the term of this Lease shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the term hereof; provided, however, that effective on such date Tenant shall pay Landlord all amounts, as estimated by Landlord, payable by Tenant to said expiration date, with respect to taxes, insurance, repairs, maintenance, restoration and other obligations, costs or charges which are the responsibility of Tenant hereunder. Further, upon any such cancellation, Landlord and Tenant shall have no further obligations or liabilities to each other under this Lease, except with respect to obligations or liabilities which accrued hereunder as of such cancellation date (in the same manner as if such cancellation date were the date originally fixed in this Lease for the expiration of the term hereof). If Landlord recaptures under this paragraph only a portion of the Premises, the rent during the unexpired term hereof shall abate proportionately based on the rent per square foot contained in this Lease as of the date immediately prior to such recapture.

     C. For purposes of this Lease, an assignment of this Lease by Tenant (or either of them) shall be deemed to include the following, whether accomplished directly or indirectly: (a) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of a majority of the partners, or a transfer of a majority of partnership interests, in the aggregate on a cumulative basis, or the dissolution of the partnership, and (b) if Tenant is a corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), the: (i) dissolution, merger, consolidation or other reorganization of Tenant or (ii) sale or other transfer of more than a cumulative aggregate of 49% of the voting shares of Tenant.

     12. Fire and Casualty Damage.

     A. Landlord shall maintain, during the term of the Lease, standard fire and extended coverage insurance covering the Building of which the Premises are a part in an amount not less than ninety percent (90%) (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of fire, lightning and tornado wind damage and including extended coverage, or at Landlord's option, all risk coverage, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the Premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 12C, 12D and 12F below, such insurance shall be for the sole benefit of Landlord and under its sole control. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained by Landlord hereunder unless Landlord is included as an additional insured thereon. Tenant shall immediately notify Landlord whenever any such separate insurance is taken out and shall promptly deliver to Landlord the policy or policies of such insurance.

     Tenant shall pay Landlord, Tenant's proportionate share of Landlord's cost of the foregoing insurance within ten (10) days after receipt of a statement from Landlord setting forth the amount due and the period covered by such statement along with a copy of the actual bill received by Landlord and a Certificate of Insurance. Tenant's obligation to pay its proportionate share of such insurance shall survive the termination of this Lease.

     B. If the Premises or the Building or improvements situated thereon should be damaged or destroyed by fire, tornado or any other casualty whatsoever, Tenant shall give immediate written notice thereof to Landlord.

     C. If the Premises or the Building or improvements situated thereon should be damaged, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, (except that Landlord may elect not to rebuild if such damage occurs during the last year of the Term or any extension or renewal thereof), this Lease shall not terminate, and Landlord shall, at its sole cost and expense, thereupon proceed with reasonable diligence to rebuild and repair the damaged portion of the Premises, Building or improvements to substantially the condition in which it existed prior to such damage, except Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by Tenant. If the

Tenant is unable to conduct its business on the Premises following such damage, the rent payable hereunder, including taxes and insurance, during the period in which the Tenant is unable to conduct is business on the Premises shall abate provided that Tenant is not in any way conducting its business on the Premises. To the extent Tenant is able to conduct a portion of its business on the Premises during such period, the rent shall be reduced by Landlord to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may, at its option, terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, Governmental regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

     D. If the Premises or the Building or improvements situated thereon should be damaged or destroyed by fire, tornado or any other casualty whatsoever and Landlord is not required to rebuild pursuant to the provisions of subparagraph 12C hereof, this Lease shall, at the option of Landlord, upon notice to Tenant given within sixty (60) days after Landlord is notified by Tenant of such damage, terminate and the rent, including taxes and insurance, shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

     E. Tenant covenants and agrees to maintain insurance on all alterations, additions, partitions and improvements erected by or on behalf of Tenant in, on or about the Premises in an amount not less than the "replacement cost" thereof, as such term is defined in the Replacement Cost Endorsement to be attached thereto. Such insurance shall insure against the perils and be in form including stipulated endorsements, as provided in subparagraph 12A hereof. Such insurance shall be for the sole benefit of Tenant and under its sole control provided that Tenant shall be obligated to immediately commence the rebuilding of the improvements erected by Tenant and to apply such proceeds in payment of the cost thereof. All such policies shall be procured by Tenant from A-rated insurance companies satisfactory to Landlord. Certificates of such insurance shall be delivered to Landlord prior to the Commencement Date. Such policies shall further provide that no less than thirty (30) days written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby.

     F. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or the Building requires that the insurance proceeds be applied to such indebtedness, then

Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations of the parties hereunder shall cease and terminate. All obligations shall abate as of the date of damage.

     G. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, including any other tenants or occupants of the remainder of the building in which the Premises are located; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at that time and in any event only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so. If such other party fails to pay such extra cost, the release provisions of this paragraph shall be inoperative against such other party to the extent necessary to avoid invalidation of such releasor's insurance.

     H. In the event of any damage or destruction to the Premises by any peril, Tenant shall, upon notice from Landlord, forthwith remove, for the purpose of allowing Landlord to perform its obligations under this section, at its sole cost and expense, such portion of all of Tenant's shelves, bins, machinery and other trade fixtures and all other property belonging to Tenant or his licenses from such portion or all of the Premises as Landlord shall request and Tenant hereby indemnities and holds harmless the Premises, Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including reasonable attorney's fees and damages, both real and alleged, arising out of any damage or injury as a result of the failure to properly secure the Premises prior to such removal and/or as a result of such removal.

     13. Liability. Except for Landlord's gross negligence and except as otherwise set forth by Illinois law, Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Premises, resulting from and/or caused in part or whole by the actions, negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Premises, or caused by the buildings and improvements located on the Premises becoming out of repair, or caused by leakage of gas, oil, water or stream or by electricity emanating from the Premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the Premises, the Landlord (including, without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including attorneys' fees and costs and damages, both real and alleged, arising out of any such damage or injury. Tenant shall procure and maintain throughout the term of this Lease a policy or policies of insurance, in form and substance satisfactory to Landlord, at Tenant's sole cost and expense, insuring both Landlord (and if Landlord is a trust, the trustee, beneficiaries and their agents) and Tenant against all claims, demands or actions arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises;
(iii) Tenant's operations in and maintenance and use of the Premises; and (iv) Tenant's liability assumed under this Lease; the limits of such policy or policies to be in the amount of not less than $5,000,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $2,000,000 per occurrence in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from A-rated insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor for a period of one year, shall be delivered to Landlord prior to the commencement date of this Lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of the annual renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be canceled or changed to reduce the insurance coverage provided thereby.

     14. Condemnation.

     A. If the whole of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall terminate and the rent, including the taxes and insurance, shall abate during the unexpired portion of this Lease, effective when the physical taking of the Premises shall occur.

     B. If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and Tenant is thereafter is unable to use the Premises for the operation of its business, this Lease may be terminated at Tenant's option, effective upon the date given to Tenant in written notice that the physical taking of the Premises will occur. If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and Tenant is thereafter able to use the Premises for the operation of its business, this Lease shall not terminate but the rent, including the taxes and insurance payable hereunder during the unexpired portion of this Lease, shall be ratably reduced to such extent as may be fair and reasonable as determined by Landlord and Tenant under all of the circumstances and Landlord shall restore, to the extent possible using the award or funds received as a result of such taking, the Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all the circumstances.

     C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

     15. Holding Over. Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession of the Premises to Landlord. If Tenant retains possession of the Premises or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes any one of: (i) renewal of this Lease Agreement for an additional term of one (1) year and from year to year thereafter; or (ii) creation of a month to month tenancy, or (iii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this Lease Agreement; provided, however, that the monthly rental under (ii) or daily rental under (iii) shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to one hundred fifty percent (150%) of the base rental being paid to Landlord under this Lease Agreement immediately prior to such termination (prorated in the case of (iii) on the basis of a 365-day year for each day Tenant remains in possession). If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the rent set forth in the proceeding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises. The provisions of this paragraph shall not constitute a waiver by Landlord of any right of reentry as herein set forth; nor shall receipt or acceptance of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed.

     16. Quiet Enjoyment. Landlord covenants that it now has or will acquire before Tenant takes possession of the Premises, good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due and payable, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease. Landlord agrees to make reasonable efforts to protect Tenant from interference or disturbance by other tenants or third persons.

     17. Events of Default. The following events shall be deemed to be Events of Default by Tenant (or either of them) under this Lease:

               (a) Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of five (5) days from the date Landlord gives written notice to Tenant of such default, provided however, that Landlord shall only be obligated to give such written notice one (1) time in any calendar year, after which Tenant expressly waives the right to receive such notice; or

               (b) Tenant shall fail to comply with any term, provision or covenant of this Lease other than by failing to pay when due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within twenty
                    (20) days after written notice thereof to Tenant (forthwith, without notice, if the default involves a hazardous condition) provided that, if such default is not susceptible to cure within such twenty (20) day period, and Tenant diligently pursues cure of such default, Tenant shall have such time as is reasonably required to cure the default, provided that in no event shall Tenant have longer than forty five (45) days to cure such default; or

               (c) Tenant shall abandon or vacate any substantial portion of the Premises; or

               (d) Tenant shall fail to immediately vacate the Premises upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

               (e) The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give reasonably sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for twenty
                    (20) days after written notice thereof to Tenant; or

               (f) Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof and same is not dismissed within forty five (45) days of filing; or

               (g) A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant a bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or Bet aside or stayed within forty five (45) days from the date of entry thereof.

     18. Remedies. Upon the occurrence of any of such Events of Default described in Paragraph 17 hereof or elsewhere in this Lease, Landlord shall have the option to pursue any and all remedies provided by law, including any one or more of the following remedies without any notice or demand whatsoever, Tenant hereby waiving the right to receive same including any which may be required by law, except that Landlord shall be required to give any notice which may be required under the forcible entry and detainer law then in effect,:

               (a)  Landlord  may,  at its  election,  terminate  this  Lease or
                    terminate   Tenant's  right  to  possession  only,   without
                    terminating the Lease;

               (b) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord, to the extent permitted by law, full and free license to enter into and upon the Premises in such event with process of law, except in the event the Premises are vacant or abandoned by Tenant, and to repossess Landlord of the Premises and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such reentry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law;

               (c) Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus the sum of: (i) an amount equal to the then present value (computed at a discount rate of five percent (5%) per annum) of the rent, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by Tenant for the residue of the Term, and (ii) the cost of performing any other covenants which would have otherwise been performed by Tenant. Notwithstanding the foregoing, such damages shall be reduced by rent and additional rent paid by any replacement tenant during the Term;

               (d)  (i)  Upon any  termination of Tenant's  right to  possession only without termination of the Lease, Landlord may, at Landlord's option,enter into the Premises, with pro-cess of law (except in the event the Premises are vacant or otherwise abandoned by Tenant), remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in subparagraph (b) above, without such entry and poss-ession terminating the Lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay rent, including any amounts treated as additional rent, hereunder for the Term.

                    (ii) Landlord  shall use its best  efforts to, but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord in its reasonable subjective discretion shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent Landlord deems necessary to bring the Premises to the same condition as Tenant was required to deliver same upon the termination of this Lease, and Tenant shall, upon demand, pay the cost thereof, together with Land-lord's expenses of reletting, including, without limi-tation, any broker's commission incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this Lease for the remaining term hereof, together with the costs of repairs, alterations, additions, redecorating, and Lessor's expenses of reletting and the collection of the rent accruing therefrom (including attorneys' fees and brokers' commissions). Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this section from time to time.

               (e) Landlord may, at Landlord's option, upon reasonable notice to Tenant, enter into and upon the Premises, with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease;

               (f) Any and all property which, pursuant to the terms hereof, may be removed from the Premises by Landlord and to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall conclusively be presumed to have been conveyed by Tenant to Landlord under this Lease as a bill of sale without further payment or credit by Landlord to Tenant.

     In the event Tenant fails to timely pay any installment of rent within five
(5) days after the same is due, including any amount treated as additional rent hereunder, or other sums hereunder as and when such installment or other charge is due,

Tenant shall pay to Landlord a late charge in an amount equal to five percent (5%) of such installment or other charge overdue in any month and five percent (5%) of same for each month thereafter until paid in full to help defray the additional cost to Landlord for processing such late payments, and such late charge shall be additional rent hereunder and the failure to pay such late charge shall be an additional Event of Default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or equity (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease (except for a default by Landlord hereunder which would entitled Tenant to terminate this Lease) or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an Event of Default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ an attorney to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees and costs so incurred. If, on account of any breach or default by Landlord in Landlord's obligations under the terms and conditions of this Lease, it shall become necessary for Tenant to employ an attorney to enforce any of Tenant's rights or remedies hereunder and Tenant prevails in litigation pertaining to same, Landlord agrees to pay any reasonable attorney's fees and costs so incurred.

     Without limiting the foregoing, Tenant hereby expressly waives any right to trial by jury.

     19. Mortgages. Tenant accepts this Lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by Landlord or any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage or for the purpose of evidencing the superiority of this Lease to the lien of any such mortgage as may be the case.

     With respect to any existing mortgage encumbering the Premises, Landlord agrees to use its best efforts to obtain a non-disturbance agreement in favor of Tenant in form reasonably satisfactory to Tenant. Tenant's subordination with respect to any mortgage encumbering the Premises after the date hereof shall be conditioned upon execution and delivery to Tenant by such mortgagee of a non-disturbance agreement in favor of Tenant in form reasonably satisfactory to Tenant.

     20. Landlord's Liability. In no event shall Landlord's liability for any breach of this Lease exceed the then fair market value of Landlord's equity interest in the Premises. This provision is not intended to be a measure or agreed amount of Landlord's liability with respect to any particular breach, and shall not be utilized by any court or otherwise for the purpose of determining any liability of Landlord hereunder, except only as a maximum amount not to be exceeded in any event.

     21. Mechanic's and Other Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the Leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense including attorney's fees and costs, based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease. Tenant will not permit any mechanic's lien or liens or any other liens which may be imposed by law affecting Landlord's or its mortgagees' interest in the Premises or any building or other improvement of which the Premises are a part to be placed upon the Premises or any building or improvement thereon during the term hereof, and in case of the filing of any such lien Tenant will promptly pay same. If any such lien shall remain in force and effect for twenty (20) days after written notice thereof from Landlord to Tenant and Tenant has not provided such assurances to Landlord, (including but not limited to, waivers of lien, surety company performance bonds and personal guaranties of companies or individuals of substance) as Landlord shall reasonably require to protect Landlord against any loss from any such lien, Landlord shall have the right and privilege at Landlord's option of paying and discharging the same or any portion thereof without inquiry as to the validity thereof and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of a bill therefor. Notwithstanding the foregoing, Tenant shall have the right to contest any such lien in good faith and with all due diligence so long as any such contest or action taken in connection therewith, protects the interest of Landlord and Landlord's mortgagee in the Premises and Landlord and any such mortgagee are, by the expiration of said twenty (20) day period, furnished such protection, and indemnification against any loss, cost or expense related to any such lien and the contest thereof as are subjectively satisfactory to Landlord and any such mortgagee.

     22. Environmental Conditions.

     A. As used in this Lease, the phrase "Environmental  Condition" shall mean:
(a) any adverse condition relating to surface water, ground water, drinking water supply, land, surface or subsurface strata or the ambient air, and includes, without limitation, air, land and water pollutants, noise, vibration, light and odors, or (b) any condition which may result in a claim of liability under the Comprehensive Environmental Response Compensation and Liability Act, as amended ("CERCLA"), or the Resource Conservation and Recovery Act ("RCRA"), or any claim of liability or of violation under any applicable federal statute or regulation heretofore or hereafter enacted dealing with the protection of the environment or with the health and safety of employees or members of the general public, or under any rule, regulation, permit or plan under any of the foregoing, or under any applicable law, rule or regulation now or hereafter promulgated by the state in which the Premises are located, or any political subdivision thereof, relating to such matters (collectively "Environmental Laws").

     B. Tenant shall, at all times during the Term and any extensions or renewals thereof, comply with all Environmental Laws applicable to the Premises and shall not, in the use and occupancy of the Premises, cause or contribute to, or permit any party claiming by, through or under Tenant, to cause or contribute to any Environmental Condition. Without limiting the generality of the foregoing, Tenant shall not, without the prior written consent of Landlord, receive, keep, maintain or use on or about the Premises any substance as to which a filing with a local emergency planning committee, the State Emergency Response Commission or the fire department having jurisdiction over the

Premises is required pursuant to ss. 311 and/or ss. 312 of the CERCLA, as amended by the Superfund Amendment and Reauthorization Act of 1986 ("SARA") (which latter Act includes the Emergency Planning and Community Right-To-Know Act of 1986); in the event Tenant makes a filing pursuant to SARA, Tenant shall simultaneously deliver copies thereof to Landlord.

     C. Tenant will protect, indemnify and save harmless Landlord, and if Landlord is an Illinois land trust, the Trustee and its beneficiary or beneficiaries, and all of their respective agents, partners and employees, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys, fees and expenses) of whatever kind or nature, contingent or otherwise, known or unknown, incurred or imposed, based upon any Environmental Laws or resulting from any Environmental Condition which is caused or contributed to by the use or occupancy of the Premises by Tenant or any party claiming by, through or under Tenant. In case any action, suit or proceeding is brought against any of the parties indemnified herein by reason of any occurrence described herein, Tenant will, at Tenant's expense, by counsel approved by Landlord, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended. The obligations of Tenant under this Section shall survive the expiration or earlier termination of this Lease.

     D. Upon reasonable cause, and reasonable prior notice, Landlord may conduct tests in or about the Premises for the purpose of determining the presence of any Environmental Condition. Landlord shall use its best efforts to conduct the test in a manner which does not interfere with the operation of Tenant's business. If such tests indicate the presence of an Environmental Condition caused or contributed to by the use or occupancy of the Premises by Tenant or any party claiming by, through or under Tenant, Tenant shall, in addition to its other obligations hereunder, reimburse Landlord for the cost of conducting such tests. Without limiting Tenant's liability hereunder, in the event of any such Environmental Condition, Tenant shall promptly and at its sole cost and expense, take any and all steps necessary to remedy the same, complying with all provisions of applicable law and this Lease, or shall, at Landlord's election, reimburse Landlord for the cost to Landlord of remedying the same. The reimbursement shall be paid by Tenant to Landlord in advance of Landlord's performing such work based upon Landlord's reasonable estimate of the cost thereof, and upon completion of such work by Landlord, Tenant shall pay to Landlord any shortfall promptly after the Landlord bills Tenant therefor, or Landlord shall promptly refund to Tenant any excess deposit, as the case may be.

     E. Notwithstanding the foregoing in this Paragraph 22, Tenant shall not be liable for the cost of any remediation or for any penalty or fine imposed for any Environmental Condition which was not caused by, or contributed to, in whole or in part, by Tenant or its agents or employees ("Preexisting Condition"). Landlord agrees to indemnify and hold Tenant harmless from the cost of defending or any actual damages arising out of any legal action relating to a Preexisting Condition. Landlord's obligations under this Section shall survive the expiration or earlier termination of this Lease.

     23. Condition of Premises. Landlord makes no representations of any kind with respect to the current condition of the Premises and the Building and is leasing the same to Tenant on an AS-IS, WHERE-IS basis. Tenant has inspected the Premises and the Building prior to executing this Lease and acknowledges that it is accepting same on such basis with all warranties, express or implied, being excluded except for any Preexisting Condition. Tenant further acknowledges that the Premises and the ' Building may not comply with the provisions of the American With Disabilities Act and that Tenant shall bear the cost of any alterations, changes or improvements necessary to bring the Premises and the Building into compliance with same.

     24. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

          (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord or to such other entity at the address hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

          (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

          (c) All notices, requests, demands and other communications required or permitted to be delivered hereunder shall be in writing and shall be personally delivered, . delivered by Federal Express or other courier service or deposited in the United States Mail postage prepaid, Certified Mail, Return Receipt Requested, addressed to the parties hereto at the respective addresses set out below, or such other address as they have theretofore specified by written notice delivered in accordance herewith:

               LANDLORD:                          TENANT:


               KERSTEN RANDOLPH STREET            MID-WEST AUTOMATION
               PROPERTY                           ENTERPRISES, INC.
               701 West Erie Street               1400 Busch Parkway

               Chicago, IL 60610          .       Buffalo Grove, IL 60689
               Attention: Donald Schoen           Attention:_________________

Any notice or other communication described herein shall be deemed to be delivered on the earlier of, the date of actual receipt by the party to whom it was addressed or two days after the date said notice or communication was deposited with the courier service or the United States mail. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

     25. Landlord's and Tenant's Work. In consideration of, and expressly contingent upon, Tenant entering into and fully and timely performing and continuing to timely perform its obligations under this Lease Agreement, Landlord shall:

          (a) within sixty (60) days after the Commencement Date, unless delayed or prevented by Tenant action or inaction, acts of God, war, riots, civil commotion, governmental regulations, strikes, labor or material shortage, or other causes beyond the exclusive control of Landlord, cause the offices of the Building to be painted and carpeted in colors mutually acceptable to Landlord and Tenant. The cost of the carpeting, including padding and installation shall not exceed the sum of $13.00 per yard; and

          (b) pay the cost, up to a maximum amount of $300,000, of upgrading the electrical service, lighting and air conditioning in the plant area of the Building in accordance with the Specifications attached hereto as Exhibit B ("Upgrades"). The actual cost of installing the Upgrades, and Landlord's obligation to pay for same, shall be the lowest of all bids obtained by Landlord and Tenant ("Upgrade Cost"). Tenant shall first obtain and deliver to Landlord, at least two written bids for the installation of the Upgrades, from licensed contractors acceptable to Landlord, which contain detailed lists of the work to be performed, equipment to be installed and the cost of same. Thereafter, Landlord shall be permitted to obtain a like bid from a third licensed contractor. Upon establishing the Upgrade Cost through the foregoing process, Tenant shall select and retain a contractor to install the Upgrades, which contractor shall be supervised by, and operate at the direction of Tenant, subject to the terms and conditions of the Lease.

     Notwithstanding Landlord's payment or obligation to pay the Upgrade Cost, Tenant shall be required to comply with all of the provisions of this Lease with respect to the Upgrades and the work to be performed on, and alterations made to the Premises, including, but not limited to, Tenant's obligation to maintain insurance and obtain Landlord's prior written consent prior to causing the Upgrades to be performed.

     Tenant shall repay the Upgrade Cost to Landlord, together with interest thereon at the rate of 6.25 percent per annum, in equal monthly installments commencing on the first day of the calendar month following the receipt of the all of the bids described above and the determination of the Upgrade Cost and continuing on the first day of each calendar month during the remainder of the Term (expressly excluding the Extended Term). The monthly payments shall be determined by equally amortizing the Upgrade Cost, using the foregoing interest rate, over the remainder of the Term (expressly excluding the Extended Term). The payments required to be made hereunder shall be in addition to all other obligations of Tenant hereunder and Tenant's failure to timely pay same shall constitute an Event of Default hereunder.

     In the event Tenant fails to timely the pay the payments required to be made under this paragraph, Landlord shall be permitted to declare the remaining balance of the Upgrade Cost and the accrued interest thereon immediately due and payable without notice or demand to Tenant.

     Except as expressly provided herein, or agreed to in writing by Landlord, Landlord has no obligation to perform or cause to be performed any work to the Premises or otherwise pay for the cost of same.

     26. Miscellaneous.

     A. Words of any gender used in this Lease shall be held and constructed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     B. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided Landlord shall have the right to assign any of its rights and obligations under this Lease and Landlord's grantee or Landlord's successor, as the case may be, shall upon such assignment, become Landlord hereunder, thereby freeing and relieving the grantor or assignor, as the case may be, of all covenants and obligations of Landlord hereunder. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease. Nothing herein contained shall give any other tenant in the Building of which the Premises are a part any enforceable rights either against Landlord or Tenant as a result of the covenants and obligations of either party set forth herein.

     C. Any captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

     D. Tenant shall at any time and from time to time within ten (10) days after written request from Landlord execute and deliver to the Landlord or any prospective Landlord or mortgagee or prospective mortgagee a sworn and acknowledge estoppel certificate in form reasonably satisfactory to Landlord and/or Landlord's mortgagee or prospective mortgagee certifying and stating as follows: (i) this Lease has not been modified or amended (or if modified or amended, setting forth such modifications or amendment(s); (ii) this Lease as so modified or amended is in full force and effect (or if not in full force and effect, the reasons therefor); (iii) the Tenant has no offsets or defenses to its performance of the terms and provisions of this Lease, including the payment of rent, or if there are any such defenses or offsets, specifying the same; (iv) Tenant is in possession of the Premises, if such be the case; (v) if an assignment of rents or leases has been served upon Tenant by a mortgagee or prospective mortgagee, Tenant has received such assignment and agrees to be bound by the provisions thereof; and (vi) any other accurate statements reasonably required by Landlord or its mortgagee or prospective mortgagee. It is intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser or mortgagee and their respective successors and assigns. Tenant hereby irrevocably appoints Landlord or if Landlord is a trust, Landlord's beneficiary, as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of Tenant such estoppel certificate if Tenant fails to deliver the same within such ten (10) day period day period and such certificate as signed by Landlord or Landlord's beneficiary, as the case may be, shall be fully binding on Tenant, if Tenant fails to deliver a contrary certificate within five (5) days after receipt by Tenant of a copy of the certificate executed by Landlord or Landlord's beneficiary, as the case may be, on behalf of Tenant.

     E. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the Premises. Any work required to be done by Tenant prior to its vacation of the Premises which has not been completed upon such vacation, shall be completed by Landlord and billed to Tenant. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant within thirty (30) days after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this subparagraph.

     G. If any clause, phrase, provision or portion of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this Lease nor any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances and it is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision or portion of this Lease that is invalid or unenforceable, there be added as a part of this Lease contract a clause, phrase, provision or portion as similar in terms to such invalid or unenforceable clause, phrase, provision or portion as may be possible and be valid and enforceable.

     H. Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound hereby until its delivery to Tenant of an executed copy hereof signed by Landlord, already having been signed by Tenant, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained herein to the contrary Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord the security deposit required hereunder.

     I. At any time during the Term, or any extension or renewal thereof, Tenant shall, upon ten (10) days prior notice from Landlord, provide Landlord with a current financial statement and financial statements for the two previous years. Such statements shall be prepared in accordance with generally accepted accounting principles and shall be audited by an independent Certified Public Accountant.

     J. Tenant represents and warrants to Landlord that it has not consulted any broker in connection with this transaction other than Nicolson, Porter & List. Tenant hereby indemnifies, defends, and holds Landlord harmless from any loss, cost (including attorneys' fees), damage, claim, demand or liability for any other commissions or fees incurred by Landlord arising by, through or as a result of Tenant's breach of the foregoing. Notwithstanding any provision of this Lease Agreement to the contrary, the obligations of the parties under this paragraph shall survive termination of this Lease Agreement.

     K. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date in time on which all parties hereto have executed this Lease.

     L. Tenant's "proportionate share" as used in this Lease shall be one hundred percent (100%), as Tenant is the sole tenant of the Premises.

LANDLORD:                               TENANT:

KERSTEN RANDOLPH STREET                 MID-WEST AUTOMATION
PROPERTY, an Illinois                   ENTERPRISES, INC.,
general partnership                     an Illinois corporation
By:  Samuel Kersten, Jr. 1964
Irrevocable Linda Trust u/t/a           By:  /s/ Robert Eitzinger Jr.
November 1, 1964, a                        --------------------------------
general partner
                                        Date Accepted:  2/11/97
                                                      ------------
By:  /s/ Elaine Kersten, Trustee
   ------------------------------
     Elaine Kersten, Trustee



Date Accepted:  2/17/97
              -------------------

                                      NOTE

     The  following   page   contains  a  list  of  Exhibits   which  have  been
intentionally omitted by the Registrant pursuant to Item 601(b)(2) of Regulation S-K.

     A copy of any omitted Exhibit will be provided to the Securities and Exchange Commission upon request.

Exhibit A - Site Plan
Exhibit B - Specifications

                     RIDER TO LEASE DATED FEBRUARY 11, 1997
                                 BY AND BETWEEN
                KERSTEN RANDOLPH STREET PROPERTY AS LANDLORD AND
                 MID-WEST AUTOMATION ENTERPRISES, INC. AS TENANT

          Notwithstanding anything contained in the Lease to the contrary, Landlord and Tenant agree as follows:

          1. Paragraph 4.A. of the Lease is amended and the following added as the last sentence: "Notwithstanding anything contained herein to the contrary, Tenant shall have the right to contest all real estate taxes or assessments at its sole cost; however, in the event Tenant is successful in obtaining a tax reduction and should the benefit of the reduction of taxes extend beyond the term of this Lease or any extension thereof, the Tenant shall pay only its proportionate share of the cost of said reduction, and upon presentation of evidence of the tax reduction and payment of costs and fees, Landlord shall reimburse Tenant for Landlord's proportionate share. In the event Landlord shall contest the Taxes, such costs and fees charged to Tenant shall be reasonable, and Tenant shall not be liable for any costs and fees if Landlord is not successful in reducing the taxes."

          2. Paragraph 11 of the Lease is amended to exclude, as an assignment under the Lease, any merger between Mid-West Automation Systems, Inc. and Mid-West Automation Enterprises, Inc. or any merger or other reorganization of Mid-West Automation Systems, Inc., Mid-West Automation Enterprises, Inc., and DT Industries, Inc. where the resulting corporation does not constitute a change in ownership and, for the purposes of the Lease, Landlord hereby consents to any said merger or reorganization.

          3. Paragraph 25(a) is amended by deleting in the last line "13.00" and replacing same with "17.00".

          4. Tenant shall be responsible for any corrections or modifications to the Building required to meet any Federal and state laws or municipal code due to it conducting its business on the Premises but Landlord shall be responsible to remedy any deficiency in the Building for failure to meet and Federal and state laws and municipal code requirements if such deficiency exists prior to the date of this Lease any occupancy of the Building triggers enforcement of existing Federal and state laws and municipal code.

          5. Paragraph 4.C. is amended by deleting the numbers "$7,905.00" and inserting in its place "$7,178.00" and deleting the numbers "$1.50" and inserting in its place $1.36". Add as the last sentence of 4.C. "Landlord shall adjust its estimate of Taxes upon the issuance of the bill for Taxes in each year during the Term of the Lease and any increase shall be based on the actual tax assessed."


LANDLORD:                                  TENANT:
KERSTEN  RANDOLPH STREET                   MID-WEST AUTOMATION ENTER-
PROPERTY, an Illinois general              PRISES, INC., an Illinois corporation
partnership


By:/s/ Samuel Kersten Jr.                  By: /s/ Robert Eitzinger
   ------------------------------------       ---------------------------------
   Samuel Kersten, Jr. 1964 Irrevocable       President
   Linda Trust u/t/a dated November 1,
   1964, a general partner